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                                                                   EXHIBIT 10.18


NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 3 OF THIS WARRANT.

                                     WARRANT

                           to purchase Common Stock of
                            General Automation, Inc.
                             Expiring April 30, 2003

FOR VALUE RECEIVED, General Automation, Inc., a Delaware corporation (the "Company"), hereby grants to Four JM LLC, a California limited liability company, or registered assigns ("Holder"), the right to purchase from the Company, upon and subject to the terms and conditions set forth in this Warrant, all or any part of 5,555 fully paid and non-assessable shares of the Common Stock of the Company for the aggregate exercise price of $6610.45.

      Hereafter, (i) the Common Stock of the Company, together with any other equity securities which may be issued by the Company in substitution therefor, is referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares", (iii) the aggregate exercise price payable for all of the Warrant Shares is referred to as the "Aggregate Exercise Price", and (iv) the price payable hereunder for each of the Warrant Shares is referred to as the "Per Share Exercise Price", which shall initially be $1.19 per share. The Per Share Exercise Price and the number of Warrant Shares are subject to adjustment as hereinafter provided. The Aggregate Exercise Price is not subject to adjustment.

      This Warrant is issued in connection with the Warrant Agreement dated May 4, 1998 ("Warrant Agreement") by and between the Company and the "Lenders" (as defined in the Warrant Agreement) and is issued in consideration of the Loan made to the Company as described in the Warrant Agreement, which Loan is evidenced by the "Note" (as defined in the Warrant Agreement").

      This Warrant is subject to the following provisions, terms and conditions:


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      Section 1. EXERCISE OF WARRANT.

      To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office in Irvine, California, (a) a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) cash or a certified check payable to the Company, in an amount equal to the aggregate purchase price of the number of shares of Common Stock being purchased and (c) this Warrant. The Company shall as promptly as practicable, and in any event within 15 days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate or certificates so delivered shall be in the denomination as may be specified in such notice and shall be issued in the name of the Holder or such other name as shall be designated in such notice (provided such designation complies with Section 3 herein). Such certificate or certificates shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares as of the date such notice and payment are received by the Company as aforesaid. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical to this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. The Company shall pay all expenses, taxes (except transfer taxes) and other charges payable in connection with the preparation, issue and delivery of such stock certificates and new Warrants.

      All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if the Common Stock is then listed on a national securities exchange or quoted on an automated quotation system, shall be duly listed or quoted thereon.

      The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a share of Common Stock, but, in lieu thereof, shall pay to the Holder cash in an amount equal to a corresponding fraction (calculated to the nearest 1/100 of a share) of the purchase price of one share of Common Stock as of the date of receipt by the Company of notice of exercise of this Warrant.


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      Section 2. TRANSFER, DIVISION AND COMBINATION.

      The Company agrees to maintain at its principal office in Irvine, California, books for the registration and transfer of this Warrant, and, subject to the provisions of Section 3 hereof, this Warrant and all rights hereunder are transferable, in whole, on such books at such office, upon surrender of this Warrant at such office, together with a written assignment of this Warrant duly executed by the Holder or his agent or attorney and funds sufficient to pay any stock transfer taxes payable upon the making of such transfer; provided, however, that no transfer shall be for less than 10,000 Warrant Shares, except as provided for in Section 10(i) hereof. Upon such surrender and payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and this Warrant shall promptly be canceled. A Warrant may be exercised by a new holder for the purchase of shares of Common Stock without having a new Warrant issued.

      This Warrant is transferable only on the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered holder of this Warrant as he, she or it appears on the Company's books at any time as the Holder for all purposes, notwithstanding the Company's receipt of any notice to the contrary. No transferee or assignee of this Warrant shall be eligible to become the registered holder of this Warrant unless the requirements of Section 3 shall have been complied with in connection with the transfer or assignment of this Warrant to such transferee or assignee.

      Subject to Section 3 below, this Warrant may be divided or combined with other Warrants upon presentation hereof at such principal office in Irvine, California, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or his agent or attorney; provided, however, that no transfer shall be for less than 10,000 Warrant Shares, except as provided for in Section 10(i) hereof. Subject to compliance with the preceding paragraph as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

      Section 3. RESTRICTIONS ON EXERCISE AND TRANSFER OF WARRANTS AND COMMON STOCK.

      This Warrant shall be exercisable (a) only under circumstances such that the issue of Common Stock issuable upon such exercise is exempt from the


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requirements of registration under the Securities Act of 1933, as amended (or any similar statute then in effect) (the 1933 Act) and any applicable state securities law or (b) upon registration of such Common Stock in compliance therewith. This Warrant shall be transferable only under circumstances such that the transfer is exempt from the requirements of registration under the 1933 Act and any applicable state securities law. By acceptance hereof, the Holder agrees to comply with such legislation. All certificates issued representing the Warrant Shares will bear a legend referring to the foregoing matters.

      Before any transfer or attempted transfer of all or any part of this Warrant or the Warrant Shares, the Holder shall give the Company written notice of its intention so to do describing briefly the manner of any such proposed transfer. Promptly after receiving such written notice, the Company shall present copies thereof to Company counsel and, if the Company requests the Holder to designate special counsel therefor, to any special counsel designated by the Holder that is reasonably satisfactory to the Company. If, in the opinion of counsel for the Company and counsel, if any, for the Holder, the proposed transfer may be effected without registration under the 1933 Act and any applicable state securities law of any such securities, the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the securities proposed to be transferred may be transferred in accordance with the terms of such notice. The Company shall not be required to effect any such transfer before the receipt of such favorable opinion or opinions of the effectiveness of registration. All costs associated with any counsel review or issuance of any opinion in connection with the exercise or transfer of this Warrant shall be borne solely by the Company.

      Section 4. CERTAIN COVENANTS.

      The Company covenants and agrees that it will at all times reserve and set apart and have, free from preemptive rights, a number of shares of authorized but unissued Common Stock, or other stock or securities deliverable pursuant to this Warrant, sufficient to enable it at any time to fulfill all its obligations hereunder.

      Section 5. NOTICES

      In the event that:

            (a) the Company proposes to pay any dividend payable in stock (of any class or classes) or any other security, upon its Common Stock or make any distribution (other than ordinary cash dividends) to the holders of its Common Stock,


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            (b) the Company proposes to grant to the holders of its Common Stock generally any rights or options,

            (c) the Company proposes to effect any capital reorganization or reclassification of capital stock of the Company,

            (d) the Company proposes to consolidate with, or merge into, any other corporation or to transfer its property as an entirety or substantially as an entirety, or

            (e) the Company proposes to effect the liquidation, dissolution or winding up of the Company,

then the Company shall cause notice of any such intended action to be given to holder of this Warrant not less than 20 days before the date on which the transfer books of the Company shall close or a record shall be taken for such stock dividend, distribution or granting of rights or options, or the date when such capital reorganization, reclassification, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be.

      Any notice or other document required or permitted to be given or delivered to holder of record of Warrants shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to each such holder at the last address shown on the books of the Company maintained for the registry and transfer of the Warrants. Any notice or other document required or permitted to be given or delivered to holders of record of Warrant Shares pertaining to the rights granted to such holder under Section 10 below shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to each such holder at such holder's address as the same appears on the stock records of the Company. Any notice or other document required or permitted to be given or delivered hereunder to the Company shall be delivered by facsimile, reliable courier or first-class mail postage prepaid to the principal office of the Company, at Irvine, California, or delivered to the office of one of the Company's executive officers at such address, or such other address as shall have been furnished by the Company to the holders of record of such Warrants and the holders of record of such Warrant Shares.

      Section 6. LIMITATION OF LIABILITY; NOT SHAREHOLDERS.

      No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as shareholders of the Company.


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No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

      Section 7. LOSS, DESTRUCTION, ETC. OF WARRANT.

      Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.

      Section 8. EXERCISE AND EXPIRATION OF WARRANT.

      This Warrant may be exercised in whole or in part from and after the "Valuation Date" (as defined in the Warrant Agreement) and prior to the expiration of this Warrant. Notwithstanding the preceding sentence, in the event this Warrant is subject to early termination pursuant to Section 9(d) hereof, then the Holder shall have a right to exercise this Warrant (in whole or in part) pursuant to Section 9(d) hereof. The expiration time and date of the Warrant shall be 5:00 P.D.T. on April 30, 2003, subject to earlier termination pursuant to Section 9(d) below.

      Section 9. ADJUSTMENT OF NUMBER OF SHARES ISSUABLE PURSUANT TO THIS
WARRANT.

            (a) DISTRIBUTION WITH RESPECT TO COMMON STOCK. If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of the Common Stock, without payment therefor: (i) securities, other than shares of the Common Stock, or (ii) property, other than cash, with respect to the Common Stock, then, and in each such case, subject to Section 9(d) below, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and properties which the Holder would hold on the date of such exercise if, on the date of such distribution, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of such distribution to and including


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the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period.

            (b) STOCK SPLITS, ETC. If, at any time or from time to time after the date of this Warrant, the Company shall issue to the holders of the Common Stock shares of the Common Stock by way of a stock dividend or stock split, then, and in each such case, the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest tenth of one cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such issuance multiplied by the Per Share Exercise Price as it existed immediately prior to such issuance by (ii) the total number of shares of the Common Stock outstanding immediately after such issuance. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

            (c) REVERSE SPLITS, ETC. If, at any time or from time to time after the date of this Warrant, the number of shares of Common Stock outstanding is decreased by way of combination of shares or reverse split, then, and in each such case the Per Share Exercise Price shall be adjusted, or further adjusted, to a price (to the nearest tenth of one cent) determined by dividing (i) an amount equal to the number of shares of the Common Stock outstanding immediately prior to such event multiplied by the Per Share Exercise Price as it existed immediately prior to such event by (ii) the total number of shares of the Common Stock outstanding immediately after such event. Upon each such adjustment in the Per Share Exercise Price, the number of Warrant Shares shall be adjusted by dividing the Aggregate Exercise Price by the Per Share Exercise Price in effect immediately after such adjustment.

            (d) REORGANIZATION; TERMINATION OF WARRANT. In the event that the Company at any time proposes to (i) merge into, consolidate with or enter into any other reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation (other than a merger solely for the purpose of effecting a change in the Company's corporate domicile), or (ii) enter into a merger or other reorganization as a result of which the outstanding shares of Common Stock of the Company will be changed into or exchanged for shares of the capital stock or other securities of another corporation or for cash or other property (other than a merger solely for the purpose of effecting a change in the Company's corporate domicile), the Company shall mail notice thereof (the "Notice") to the Holder and shall not consummate any such transaction nor make any distribution to shareholders with respect thereto, until the expiration of twenty (20) days after the date of mailing of the Notice, and the


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record date for shareholders entitled to participate in such transaction or distribution, if applicable, shall not be earlier than a date which is at least twenty (20) days after the date of mailing of the Notice. Notwithstanding any other provision hereof, the right to exercise this Warrant shall automatically expire and terminate upon consummation of the transaction to which the Notice relates.

      Section 10. REGISTRATION RIGHTS.

      (a) DEFINITIONS. The terms defined in this Section 10(a) shall have the meanings herein specified for all purposes of this Warrant, applicable to both the singular and plural forms of any of the terms herein defined.

            (1) Board. "Board means the Board of Directors of the Company.

            (2) Commission. "Commission" means the United States Securities and Exchange Commission.

            (3) Holder's Registrable Securities. "Holder's Registrable Securities" means (i) the Common Stock issued or issuable upon the exercise of this Warrant and all other Original Warrants and/or Additional Warrants of which the Holder is the record holder, and (ii) any securities issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Holder's Registrable Securities if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the 1993 Act under Section 4(1) thereof or other applicable exemption so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale, or (iii) issued and outstanding for one year or more.

            (4) Other Registrable Securities. "Other Registrable Securities" means all Common Stock, whether now outstanding or hereafter issued, which the Company has agreed to register, or may hereafter agree to register, other than the Holder's Registrable Securities.

            (5) Registrable Securities. "Registrable Securities" means all of the Holder's Registrable Securities and all of the Other Registrable Securities, collectively.


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            (6) Register, Registered and Registration. The terms "register,"
"registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the 1933 Act, and the declaration or ordering of the effectiveness of such registration statement.

      (b) REGISTRATION.

            (1) Notice to Holders, Etc. Each time the Company shall determine to file a registration statement under the 1933 Act in connection with the public offering of shares of Common Stock for cash on a form which would also permit the registration of the Holder's Registrable Securities, the Company will promptly give written notice of its determination to the Holder. Upon the written request of the Holder given within twenty (20) days after the receipt of such written notice from the Company, the Company agrees to cause all of the Holder's Registrable Securities, or such portion thereof as the Holder has specified to the Company in writing, to be included in such registration statement and registered under the 1933 Act.

            (2) Inclusion in Underwriting. If the registration of which the Company gives written notice pursuant to Section 10(b)(1) is for a public offering involving an underwriting, the Company agrees to advise the Holder as a part of its written notice. In such event, the right of the Holder to registration pursuant to this Section 10 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting to the extent provided herein. If any of the Holder's Registrable Securities are to be distributed through such underwriting, the Holder shall enter into (together with the Company and the other shareholders of the Company distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form.

            (3) Limitations. Notwithstanding any other provision of this Section 10, if the managing underwriter of an underwritten distribution advises the Company in writing that in its good faith judgment the number of shares of Registrable Securities requested to be registered exceeds the number of shares of Registrable Securities which can be sold in such offering, then the number of shares of Registrable Securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (except for shares to be issued by the Company, which shall have priority over the shares of Registrable Securities), and such reduced number of shares shall be allocated among the Holder and all other participating holders of Registrable Securities in proportion, as nearly as


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practicable, to the respective number of shares of Registrable Securities held by such persons at the time of filing the registration statement. All Holder's Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation and all Holder's Registrable Securities not originally requested to be so included shall not be included in such registration.

            (4) Abandonment of Registration. Notwithstanding any other provision of this Warrant, the Company may at any time, at the discretion of the Board, abandon or terminate any registration statement, either prior to or after its filing with the Commission, without liability or obligation to the Holder.

      (c) EXPENSES.

            (1) Registration Expenses. The Company agrees to bear all fees, costs and expenses with respect to the inclusion of shares of Holder's Registrable Securities in any registration statement pursuant to this Section 10.

            (2) Company Expenses; Expenses of Holder. The fees, costs and expenses of registration to be borne as provided in Section 10(c)(1) above shall consist of all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. The fees, costs and expenses to be borne by the Company under Section 10(c)(1) above shall not include the fees, costs or expenses of any counsel to Holder or stock transfer taxes or underwriters' discounts and commissions relating to any of the Holder's Registrable Securities.

      (d) OBLIGATIONS OF THE COMPANY. Whenever required under this Section 10 to effect the registration of any Holder's Registrable Securities, the Company shall, as expeditiously as reasonably possible, furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Holder's Registrable Securities included in the registration; and

      (e) FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 10 that the Holder shall furnish to the Company such information regarding the Holder, the


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Holder's Registrable Securities and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

      (f) INDEMNIFICATION. In the event any shares of the Holder's Registrable Securities are included in the registration statement under this Section 10:

            (1) to the extent permitted by law, the Company will indemnify and hold harmless the Holder, any underwriter (as defined in the 1933 Act) for it and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the 1933 Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse the Holder, such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 10(f)(l) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Holder, or any such underwriter or controlling person;

            (2) to the extent permitted by law, the Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act and each agent and any underwriter for the Company and each person who controls such underwriter (within the meaning of


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the 1933 Act) against any losses, claims, damages or liabilities to which the
Company or any such director, officer, controlling person, agent or underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration, and the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(f)(2) shall not apply to amounts paid in settlement of any such loss, claim damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and

            (3) promptly after receipt by an indemnified party under this paragraph of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this paragraph, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this paragraph, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this paragraph.

      (g) REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the Securities and Exchange Commission that may at any time permit the Holder to sell


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securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

            (1) make and keep public information available, as those terms are understood and defined in Rule 144;

            (2) file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the 1933 Act and the Securities Exchange Act of 1934 (the 1934 Act); and

            (3) furnish to the Holder so long as the Holder owns any of the Holder's Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any such securities without registration.

      (h) CERTAIN SITUATIONS IN CONNECTION WITH FUTURE GRANTS OF REGISTRATION RIGHTS. The Company shall not, as long as any shares of Holder's Registrable Securities are outstanding, enter into any agreement with any holder or prospective holder of securities of the Company which limits or restricts in any manner the performance of the Company's obligations under this Section 10 or alters the allocation provisions in Section 10(b)(3) if marketing factors require a limitation on the number of securities to be included in an underwritten offering.

      (i) ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to the Holder by the Company under this Section 10 may be transferred or assigned by the Holder only to a transferee or assignee of not less than 10,000 shares of Registrable Securities, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the assignee or transferee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided, further, that the transferee or assignee of such rights assumes in writing the obligations of the Holder under this Section 10. Notwithstanding anything contained to the contrary in Section 10(i) hereof, Four JM LLC shall be entitled to transfer or assign the securities granted herein in increments as small as 1,000 shares, provided that such transferees or assignees are then existing members of Four JM LLC.

      Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally or in writing, provided that any term of this Warrant may be amended or the observance of such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Company and the holders of Original Warrants and Additional Warrants, as defined in the Warrant Agreement (collectively, "Warrants"), and/or shares of Registrable Securities then outstanding which were issued upon the exercise of any of the Warrants, that represent, in the aggregate, at least a majority of the sum of (i) all of the Registrable Securities then outstanding which were issued upon the exercise of any of the Warrants, and (ii) the total number of shares of Registrable Securities issuable under all of the Warrants then outstanding.

      Section 12. ATTORNEYS FEES.

      If a lawsuit, arbitration, or other proceedings are instituted by any party to enforce any of the terms or conditions of this Warrant against any other party hereto, the prevailing party in such litigation, arbitration, or proceedings shall be entitled, as an additional item of damages, to such reasonable attorneys' and other professional fees(including but not limited to expert witness fees), court costs, arbitrators' fees, arbitration administrative fees, travel expenses, and other out-of-pocket expenses or costs of such other proceedings as may be fixed by any court of competent jurisdiction, arbitrator, or other judicial or quasi-judicial body having jurisdiction thereof, whether or not such litigation or proceedings proceed to a final judgment or award. For the purposes of this Section 12.0, any party receiving an arbitration award or a judgment for damages or other amounts shall be deemed to be the prevailing party, regardless of amount of the damage awarded or whether the award or judgment was based upon all or some of such party's claims or causes of action.

      Section 13. GOVERNING LAW.

      This Warrant shall be governed by the laws of the State of California without regard to its conflict of laws principles or rules.


                 [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]


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

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its duly authorized officer.

                                       GENERAL AUTOMATION, INC.,
                                         a Delaware corporation

                                       -----------------------------------------
                                       By:   RICHARD NANCE
                                       Its:  Chief Financial Officer

Dated:


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
                                    EXHIBIT A

                               Notice of Exercise


      1. The undersigned hereby elect(s) to purchase _____________ shares of the Common Stock of General Automation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

      2. Please issue a certificate or certificates representing said shares in the name(s) of the undersigned or in such other name(s) as specified below:

                             ---------------------------------------------------
                             (Name)

                             ---------------------------------------------------

                             ---------------------------------------------------
                             (Address)

      3. The undersigned represents the undersigned is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with the applicable securities law.

                                       -----------------------------------------
                                       (Signature)

-----------------------
(Date)


                                       16